Exhibit 99.1
ESSEX PROPERTY TRUST
Millennium- Los Angeles, CA (438 units)
Acquired 2011

CREATING OPPORTUNITIES for GROWTH
101 San Fernando - San Jose, CA
416 on Broadway - Glendale, CA
Santee Court - Los Angeles, CA
Via - Sunnyvale, CA
Bellerive, Los Angeles, CA
The Bernard - Seattle, WA

Everett
Discovery Bay
Olympic Peninsula
Snohomish
Mukilteo
Mount Townsend
Mount Deception
Mount Walker
Sultan
Gold Bar
Monroe
Lynnwood
Edmonds
Richmond Beach
Bothell
Poulsbo
Shoreline
West Peak
Bangor
Sheridan Beach
Redmond
Puget Sound
Kirkland
The Brothers
Silverdale
Mount Stone
Tracyton
Seattle
Bellevue
Tolt
Bremerton
Mercer Island
Mount Washington
East Port Orchard
KITSAP
Shorewood
Issaquah
North Bend
KING
Mount Garfield
Mount Index
Vashon
Renton
Des Moines
Kent
Covington
Cedar
104
9
305
203
101
5
16
18
90
4

Corte Madera
Richmond
CONTRA COSTA
Tiburon
Berkeley
Lafayette
Sausalito
Alamo
Danville
CALIFORNIA
San Francisco
Oakland
Alameda
San Ramon
SAN FRANCISCO
San Leandro
Ashland
Dublin
Tracy
Daly City
South San Francisco
San Lorenzo
Hayward
Livermore
Pleasanton
Pacifica
San Bruno
Union City
San Antonio Reservoir
Ocean
Burlingame
Foster City
San Mateo
Fremont
Francis Beach
San Carlos
Redwood City
ALAMEDA
Half Moon Bay
North Fair Oaks
East Palo Alto
Milpitas
SAN MATEO
Palo Alto
Sunnyvale
Mount Hamilton
San Jose
Santa Cla
Campbell
Saratoga
SANTA CLARA
24
80
J4
84
92
35
680
85

Ventura
El Rio
Oxnard
Camarillo
La Crescenta
La Canada Flintridge
Port Hueneme
Thousand Oaks
Calabasas
Burbank
Agoura Hills
Arcadia
Glendora
El Monte
San Gabriel
Anacapa Island
Los Angeles
Santa Monica
East Los Angeles
Walnut
Inglewood
Bell
Bell Gardens
Manhattan Beach
Lynwood
Downey
La Habra
Brea
Torrance
Gardena
Bellflower
Fullerton
Carson
Lakewood
Rancho Palos Verdes
Seal Beach
Long Beach
Santa Ana
Tustin
Irvine
Huntington Beach
Costa Mesa
Laguna Beach
West Fork San
118
23
34
1
N9
405
2
101
10
60
42
21
22

EXTERNAL GROWTH
Since January 2010, Essex has acquired or developed over $1.2 billion in new investments
1	Corbella (169 units)
2	Elevation (157 units)
3	Courtyard off Main (109 units)
4	Joule (295 units)
5	The Bernard (63 units)
6	Fourth & U (171 units)
7	Via (284 units)
8	Family Tree (121 units)
9	101 San Fernando (323 units)
10	The Commons (264 units)
11	Bella Villagio (231 units)
12	Arbors at Parc Rose (373 units)
13	Millennium (438 units)
14	Bellerive (63 units)
15	Allegro (96 units)
16	Muse (152 units)
17	416 on Broadway (115 units)
18	Orsini I & II (862 units)
19	Piero (225 units)
20	Reserve Lofts (79 units)
21	Santee Court (165 units)
21	Santee Village (73 units)
22	Anavia (250 units)
23	Madison Anaheim (768 units)
24	Skyline (349 units)
Seattle Area
Northern California
Southern California
3
6
7
1
2
3
8
9
10
11
12
13
14
16
15
17
24
18
19
20
Acquisitions ($884 mn)
Completed Development ($265 mn)
Preferred Equity Investments ($52 mn)
23
5

1971 George Marcus forms Essex Property Corporation
1988 Essex delivers 8 development communities under the name Summerhill Development
1994 Prices IPO at $19.50 per share (6.3 million shares). Essex has ownership in 16 apartment communities in the West Coast
1997 Increases portfolio by 60%, acquiring 27 communities. Reaches $1 billion market capitalization
2001 Creates Essex Apartment Value Fund L.P. with approximately $700 million in investment capability
2002 Acquires John M. Sachs, Inc. through a merger and adds 18 communities to portfolio
2004 Sells remaining Essex Fund I assets for $756 million, generating a 41% gross partnership IRR and forms Essex Apartment Value Fund II with $750 million investment capacity
2010 Michael Schall appointed new CEO. Company acquires 12 communities for $584 million and achieves 42% one-year total shareholder return
CELEBRATING 40 YEARS of EXCELLENCE
ACCOMPLISHMENTS
▪ Highest total return of any REIT since IPO - 1,899% (Source: SNL Financial)
▪ Cumulative Dividend paid in excess of $50 per share since IPO
▪ At IPO, Essex owned 16 multifamily properties (4,410 units); currently, Essex has ownership in
 151 apartment communities (31,058 units)
▪ Total capitalization at IPO was $250 million; as of June 30, 2011, total capitalization was $7.1 billion
▪ IPO stock price was $19.50 a share, today the stock trades around $140 per share

2011 Guidance (updated August 5, 2011)
FFO Per Share Guidance
$5.58- $5.73

Same Property NOI Growth (Midpoint)
6.0%

Market Expectations	2011	2011	2011
	Market	Market	Market
	Job Growth	Rent Growth	Occupancy
Southern California	0.9%	5.0%	95.2%
Northern California	1.3%	8.7%	96.3%
Seattle Metro	2.0%	9.0%	95.5%
Weighted Average	1.1%	7.5%	95.7%

US Economic Assumptions
GDP Growth of 2.0%
Job Growth of 1.1%

Targeted Acquisitions
$300 million - $500 million

Targeted Development Investment
$150 million related to finishing Via, starting Queen Anne and the Cadence Campus

Historical vs. Current Single Family Supply Levels

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
San Francisco
New York PMSA
Boston
Los Angeles
Philadelphia
Nassau-Suffolk
San Jose
Orange
Oakland
Ventura
Baltimore
San Diego
Seattle
Chicago
Portland
Minneapolis
Wash. D.C. PMSA
Denver
Miami/Ft. Lauderdale
Sacramento
Dallas-Ft. Worth
Inland Empire
Orlando
Phoenix
Atlanta
Houston
Las Vegas
Austin
Annual Avg. Permits 2000 -'09 as % of Stock
2010 Permits as % of 2010 Stock

Median Single Family Home Prices

Essex Markets
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Atlanta
Orlando
Phoenix
Las Vegas
Minneapolis
Dallas-Ft. Worth
Houston
Miami/Ft. Lauderdale
Chicago
Austin
Philadelphia
Baltimore
Portland
Denver
Wash. D.C. PMSA
Los Angeles
Seattle
Boston
Nassau-Suffolk
Ventura
San Diego
New York PMSA
Orange
Oakland
San Jose
San Francisco

ESSEX MARKET DYNAMICS

Source - National Association of Realtors, DataQuick, Essex

Anavia - Anaheim, CA

NOW LEASING

San Francisco
Oakland
San Ramon
Manteca
Daly City
Alameda
Dublin
580
Tracy
Hayward
Livermore
Pacifica
San Bruno
5
San Mateo
Fremont
Redwood City
East Palo Alto
Santa Clara
San Jose
Saratoga
Campbell
Los Gatos
Scotts Valley
Morgan Hill
Diablo Ran

Mill Creek
Lynnwood
Sultan
Shoreline
Bothell
2
Poulsbo
Kirkland
Redmond
Erlands Point
Seattl
Bellevue
Tolt
101
Issaquah
Bremerton
509
Renton
Shorewood
North Bend
16
Kent
WASHINGTON
Gig Harbor
Cedar
Federal Way
Tacoma
Fife
Shelton
University Place
Puyallup
Enumclaw

DEVELOPMENT TRACK RECORD
Over the past 25-years, we have delivered over 8,500 units through our development program
RECENT DEVELOPMENT AWARDS
2011	Fourth and U, Berkeley, CA	Gold Nugget, Award of Merit - Best Mixed-Use Project
2010	Eastlake 2851, Seattle, WA	Pillars of the Industry, Finalist - Best Garden Apartment Community
2010	The Grand, Oakland, CA	Pillars of the Industry, Finalist - Best High Rise Apartments (9+) stories
2010	Eastlake 2851, Seattle, WA	Gold Nugget, Award of Merit - Rental Apartments
2010	Joule, Seattle, WA	Gold Nugget, Award of Merit - Best Multifamily Project (4-6 stories)
2010	Belmont Station, Los Angeles, CA	Gold Nugget, Award of Merit - Best Multifamily Project over 6 stories
2010	Via, Sunnyvale, CA	Gold Nugget, Award of Merit - Best on the Boards Multifamily Projects (Best Plan)
2010	Belmont Station, Los Angeles, CA	Gold Nugget, Award of Merit - Best Affordable Project
ACTIVE DEVELOPMENT COMMUNITIES (Starting in 2011)
Fourth & U - Berkeley, CA
8
Northern California
Seattle
2
3
1)  West Dublin - 309 units ($94.5 million)
2)  Cadence Phase 1 - 280 units ($98.6 million)
3) Queen Anne - 275 units ($79.1 million)
1

The Pointe
AT CUPERTINO

THE POINTE
AT CUPERTINO

19

REDEVELOPMENT
28 units added at Foothill Commons - Bellevue, WA
Before/After at Highridge - Rancho Palos Verdes, CA
Before/After at The Pointe - Cupertino, CA

SAN JOSE
Via - Sunnyvale, CA
Family Tree - Santa Clara, CA
The Commons, Campbell, CA
Cadence Campus - San Jose, CA

Bella Villagio - San Jose, CA

Job Growth vs. Total Residential Supply
(% change)
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f '12f '13f
Jobs
Supply
Population

Actual Job Growth by Sector: July '11 vs. July '10
Total
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus Services
Other Services
Government
-4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0%
US
San Jose

San Jose vs. U.S. Average Earnings Comparison
Construction
Manufacturing
T.T.U
Information
Financial
Prof/Bus. Services
Other Services
Government
Weighted Average

Economy.com, 2011, Earningsfor 2009
* Predominately technology related

Average Rent as a % of Median Household Income
(in 000's)
$110
$100
$90
$80
$70
$60
$50
$40
$30
28%
26%
24%
22%
20%
18%
16%
14%
12%
10%
8%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f '12f '13f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990-'10 (right axis)

11

SJ MSA		U.S.
Average Wage	% of Total Jobs	Average Wage	% of Total Jobs
$73,144	4%	$50,268	4%
$145,811	17%*	$68,393	9%
$68,868	15%	$45,227	19%
$183,894	5%	$86,949	2%
$37,193	4%	$48,585	6%
$92,283	19%	$57,552	13%
$52,873	25%	$36,955	29%
$84,500	11%	$62,914	18%
$89,752		$50,784

Gap = 3% of
current rents

SEATTLE
Joule - Seattle, WA
Queen Anne - Seattle, WA
Courtyard off Main - Bellevue, WA

Job Growth vs. Total Residential Supply
(% change)
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11f
'12f
'13f
Jobs
Supply
Population

Actual Job Growth by Sector: July '11 vs. July '10
Total
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus Services
Other Services
Government
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
US
Seattle

Seattle vs. U.S.
Average Earnings Comparison

	SEA MSA		U.S.
	Average Wage	% of Total Jobs	Average Wage
Construction	$68,400	**5%**	$50,268
Manufacturing	$92,793	**11%**	$68,393
T.T.U	$56,441	**18%**	$45,227
Information	$147,010	**6%**	$86,949
Financial	$50,203	**6%**	$48,585
Prof/Bus. Services	$68,726	**14%**	$57,552
Other Services	$40,137	**25%**	$36,955
Government	$68,678	**15%**	$62,914
WeightedAverage	**$65,876**		**$50,784**

*Economy.com, 2011, Earnings for 2009

Average Rent as a % of Median Household Income (in 000's)
$80
$70
$60
$50
$40
$30
20%
18%
16%
14%
12%
10%
8%
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11f
'12f
'13f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990-'10 (right axis)

13

% of Total Jobs
4%
9%
19%
2%
6%
13%
29%
18%

Gap = 6% of
current rents

LOS ANGELES
416 on Broadway - Glendale, CA
Millennium, Los Angeles, CA
Bellerive, Los Angeles, CA

Job Growth vs. Total Residential Supply
(% change)
4.0%
2.0%
0.0%
-2.0%
-4.0%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f '12f '13f
Jobs
Supply
Population

Actual Job Growth by Sector: July '11 vs. July '10
Total
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus Services
Other Services
Government
-4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0%
US
LA

Los Angeles vs. U.S. Average Earnings Comparison				
Construction				
Manufacturing				
T.T.U				
Information				
Financial				
Prof/Bus. Services				
Other Services				
Government	$75,353	**15%**	$62,914	**18%**
Weighted Average				

*Economy.com, 2011, Earnings for 2009

Average Rent as a % of Median Household Income
(in 000's)
$70
$60
$50
$40
$30
27%
22%
18%
13%
8%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f '12f '13f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990-'09 (right axis)

15

LA MSA		U.S.
Average Wage	% of Total Jobs	Average Wage	% of Total Jobs
$58,565	3%	$50,268	4%
$73,593	10%	$68,393	9%
$50,381	20%	$45,227	19%
$111,157	5%	$86,949	2%
$42,135	5%	$48,585	6%
$64,705	14%	$57,552	13%
$44,148	28%	$36,955	29%
$75,353	15%	$62,914	18%
$59,645		$50,784

Gap = 10% of
current rents

ORANGE COUNTY
Axis 2300 - Irvine, CA
Essex Skyline - Santa Ana, CA
Anavia - Anaheim, CA

Job Growth vs. Total Residential Supply

(% change)

6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
'94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f '12f '13f
Jobs
Supply
Population

Actual Job Growth by Sector: July '11 vs. July '10

Total
Construction
Manufacturing
T.T.U.
Info
Finance
Prof & Bus Services
Other Services
Government
-4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0%
US
Orange

Orange Co. vs. U.S. Average Earnings Comparison				
Construction				
Manufacturing				
T.T.U				
Information				
Financial				
Prof/Bus. Services				
Other Services				
Government	$74,187	**11%**	$62,914	**18%**
Weighted Average				

*Economy.com, 2011, Earnings for 2009

Average Rent as a % of Median Household Income

(in 000's)

$90
$80
$70
$60
$50
$40
$30
27%
22%
18%
13%
8%
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11f 12f '13f
Median Household Income (left axis)
Rent as % Income (right axis)
Average Value 1990-'10 (right axis)

17

ORG MSA		U.S.
Average Wage	% of Total Jobs	Average Wage	% of Total Jobs
$81,817	5%	$50,268	4%
$80,612	11%	$68,393	9%
$59,061	18%	$45,227	19%
$81,716	2%	$86,949	2%
$50,573	8%	$48,585	6%
$64,251	18%	$57,552	13%
$40,692	27%	$36,955	29%
$74,187	11%	$62,914	18%
$60,005		$50,784

Gap = 6% of
current rents

NOTES

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